Intangible Assets	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

Note 7 Intangible Assets

Activity related to U.S. Cellular's Licenses and Goodwill is presented below.  See Note 6 — Acquisitions, Divestitures and Exchanges for information regarding transactions which affected Licenses during the periods.

Licenses

	2017	2016
(Dollars in millions)
Balance at beginning of year	$1,886	$1,834
Acquisitions	331	53
Transferred to Assets held for sale	(10)	(8)
Exchanges - Licenses received	25	25
Exchanges - Licenses surrendered	(9)	(18)
Balance at end of year	$2,223	$1,886

Goodwill

Year Ended December 31,	2017	2016
(Dollars in millions)
Balance at beginning of year	$370	$370
Loss on impairment	(370)	–
Balance at end of year	$–	$370

Goodwill Interim Impairment Assessment

U.S. Cellular operates in an intensely competitive wireless industry environment and has experienced declining service revenues in recent periods.  Based on recent 2017 developments, including wireless expansion plans announced by other companies and the results of the FCC’s forward auction of 600 MHz spectrum licenses and other FCC actions, U.S. Cellular anticipates increased competition for customers in its primary operating markets from new and existing market participants over the long term.  In addition, the widening adoption of unlimited data plans and other data pricing constructs across the industry, including U.S. Cellular’s introduction of unlimited plans earlier in 2017, may limit the industry’s ability to monetize future growth in data usage.  These factors when assessed and considered as part of U.S. Cellular’s annual planning process conducted in the third quarter of each year caused management to revise its long-range financial forecast in the third quarter of 2017.  Based on the factors noted above, management identified a triggering event and performed a quantitative goodwill impairment test on an interim basis.

U.S. Cellular used a one-step quantitative approach that compared the fair value of the U.S. Cellular reporting unit to its carrying value.  A discounted cash flow approach was used to value the reporting unit, using value drivers and risks specific to U.S. Cellular and the industry and current economic factors.  The cash flow estimates incorporated certain assumptions that market participants would use in their estimates of fair value and may not be indicative of U.S. Cellular specific assumptions.  However, the discount rate used in the analysis considers any additional risk a market participant might place on integrating the U.S. Cellular reporting unit into its operations.

The results of the interim goodwill impairment test indicated that the carrying value of the U.S. Cellular reporting unit exceeded its fair value.  Therefore, U.S. Cellular recognized a loss on impairment of goodwill of $370 million to reduce the carrying value of goodwill to zero in the third quarter of 2017.